BlackRock Advantage U.S. Total Market Fund, Inc.

BlackRock Allocation Target Shares

BATS: Series M Portfolio

BlackRock Capital Appreciation Fund, Inc.

BlackRock FundsSM

BlackRock Advantage Large Cap Growth Fund

BlackRock Advantage Small Cap Core Fund

BlackRock Advantage Small Cap Growth Fund

BlackRock Mid-Cap Growth Equity Portfolio

BlackRock Real Estate Securities Fund

BlackRock Funds III

iShares U.S. Aggregate Bond Index Fund

BlackRock Series Fund, Inc.

BlackRock Capital Appreciation Portfolio

BlackRock Variable Series Funds, Inc.

BlackRock Advantage U.S. Total Market V.I. Fund

BlackRock Capital Appreciation V.I. Fund

(each, a “Fund” and collectively, the “Funds”)

Supplement dated June 8, 2020 to the Prospectus(es) of each Fund

Effective immediately, the Prospectus(es) of each Fund are amended as follows:

The following is added to the risk factor entitled “Foreign Securities Risk” in the other risks subsection under the section of each Fund’s Prospectus(es) entitled “Details About the Fund[s] — Investment Risks — Principal Risks of Investing in the Fund[s]” or in the section of each Fund’s Prospectus(es) entitled “Details About the Fund[s] — Investment Risks — Other Risks of Investing in the Fund[s],” as applicable:

•	The Fund’s claims to recover foreign withholding taxes may not be successful, which may adversely affect the Fund’s net asset value.

Shareholders should retain this Supplement for future reference.

PRO-TAX12-0620SUP